UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	February 1, 2006

The Allied Defense Group, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	1-11376	04-2281015
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

8000 Towers Crescent Drive, Suite 260, Vienna, Virginia		22182
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	(703) 847-5268

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 2.02 Results of Operations and Financial Condition.

On February 1, 2006, The Allied Defense Group, Inc.("Allied" or the "Company") issued a press release containing updated guidance for full-year 2005 operating results.

Specifically, the Company said that its financial results for fiscal year 2005 will be significantly lower than previously estimated. Unforeseen events at its Belgian subsidiary, MECAR S.A., reduced fourth quarter revenues by approximately $26 million and net income by approximately $10 million for the quarter ended December 31, 2005. As such, the Company expects to report an operating loss in the range of approximately $2.75 – 3.00, per fully diluted share, for full-year 2005. This, however, only represents a slippage of revenue into 2006, not a loss of revenue. Several factors have delayed fourth quarter recognition of revenue and income at MECAR, causing the majority of this unanticipated variance. Specifically, the variance is attributed to: quality issues with materials received from external suppliers (49%); delays in the timely receipt of materials from external suppliers (14%); export license delays (19%); and delays in receiving additional small orders anticipated in the fourth quarter (18%). It is very important to note that a portion of the variance has already been recovered in January and the Company expects to recover the remainder of this revenue and profit in the first and second quarters of 2006.

A copy of the news release is attached hereto as Exhibit 99.1.

The information provided in this Current Report on Form 8-K is being provided pursuant to Item 2.02 of Form 8-K. In accordance with General Instruction B.2 of Form 8-K, the information in this report shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01 Financial Statements and Exhibits.

Exhibit 99.1 News Release of The Allied Defense Group, Inc., issued on February 1, 2006.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

The Allied Defense Group, Inc.

February 3, 2006	By:	John J. Marcello

Name: John J. Marcello
Title: Chief Executive Officer and President

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Exhibit Index

Exhibit No.	Description

99.1	Press Release dated February 1, 2006